Exhibit 10.1

March 1, 2007

BY FACSIMILE

[Name of Holder]
[Address of Holder]
Attention:

Re:	Amendment to Unsecured Convertible Debentures of Millennium Cell Inc.

Ladies and Gentlemen:

1.  Reference is made to the Convertible Debentures of Millennium Cell Inc. (the “Company”) with an Original Issue Date of February 16, 2007 in the aggregate principal amount of $6,000,000 (the “Debentures”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Debentures.

2.  Effective upon execution and delivery to the Company by the Majority Holders of signed counterparts to letters identical to this letter (the “Amendment Effective Time”), the Debentures shall be amended as follows:

Section 7(d) of the Debentures is hereby amended and restated in its entirety as follows:

“(d) Restricted Payments. The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or cash equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Permitted Indebtedness (other than this Debenture, the Other Debentures and, subject to the limitations set forth in clause (iv) of the definition of Permitted Indebtedness in Section 1 hereof, any payment of interest or principal in respect of Permitted Pari Passu Indebtedness; provided, however, that any such payment of principal of Permitted Pari Passu Indebtedness shall be treated for purposes of Section 6(e) of this Debenture as if such Permitted Pari Passu Indebtedness constitutes “Other Debentures” hereunder and the Company shall comply with Section 6(e) of this Debenture in connection therewith, mutatis mutandis, including, without limitation, providing that any payment with respect to any redemption of this Debenture, any Other Debentures and any principal payment in respect of such Permitted Pari Passu Indebtedness shall be made pro rata among the Holder, each holder of Other Debentures and each holder of such Permitted Pari Passu Indebtedness, in each case based on the principal amount of such Indebtedness), whether by way of payment in respect of principal of (or premium, if any) or interest on such Indebtedness, if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.”

3. As amended hereby, the Debentures shall remain in full force and effect.

4. On or before 8:30 a.m., New York City time, on the first Business Day following the Amendment Effective Time, the Company shall file a Current Report on Form 8-K describing the terms of this amendment in the form required by the 1934 Act and attaching the form of this letter agreement as an exhibit to such filing (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing.

5. This letter agreement may be executed in one or more counterparts, each of which, when executed and delivered, shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This letter agreement may be executed by facsimile, which shall be binding to the same extent as an original signature page.

6.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer, other than Portside Growth & Opportunity Fund, acknowledges that (i) Schulte Roth & Zabel LLP solely represented Portside Growth & Opportunity Fund in connection with the transaction contemplated hereby and (ii) Portside Growth & Opportunity Fund did not provide any advice in connection herewith and such Buyer's determination to participate herein was based solely on its own evaluation of the risks and merits of the investment contemplated hereby. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Amendment or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

7. All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this letter agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this letter agreement in that jurisdiction or the validity or enforceability of any provision of this letter agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS LETTER AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Very truly yours,

MILLENNIUM CELL INC.

By:	/s/ John Giolli
Name: John Giolli
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

PORTSIDE GROWTH & OPPORTUNITY FUND

By:	/s/ Jeffrey C. Smith
Name: Jeffrey C. Smith
Title: Authorized Signatory

ACKNOWLEDGED AND AGREED TO:

GEMNINI MASTER FUND, LTD.

By:	/s/ Steven W. Winters
Name: Steven W. Winters
Title: President of the Investment Manager

ACKNOWLEDGED AND AGREED TO:

JGB CAPITAL L.P.

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

ACKNOWLEDGED AND AGREED TO:

JGB CAPITAL OFFSHORE, LTD.

By:	/s/ Brett Cohen
Name: Brett Cohen
Title: President

ACKNOWLEDGED AND AGREED TO:

THE TAIL WIND FUND LTD.
By: TAIL WIND ADVISORY AND MANAGEMENT LTD., as investment manager

By:	/s/ David A. Crook
Name: David A. Crook
Title: CEO

ACKNOWLEDGED AND AGREED TO:

SOLOMON STRATEGIC HOLDINGS, INC.

By:	/s/ A. P. Mackellar
Name: A. P. Mackellar
Title: Director